EXHIBIT 99.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Andrew K. Moller, Senior Vice President and Chief Financial Officer of Christopher & Banks Corporation (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Quarterly Report of the Company on Form 10-Q for the period ended May 31, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANDREW K. MOLLER

Andrew K. Moller Senior Vice President and Chief Financial Officer

July 14, 2003